UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2020

Penn National Gaming, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-24206 (Commission File Number)	23-2234473 (I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant's Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, to help mitigate the impact of the COVID-19 pandemic, Penn National Gaming, Inc. (the “Company”) entered into amendments to the employment agreements with its executive officers to reduce the base salaries of such officers effective April 1, 2020 as follows: Jay Snowden, the Company’s President and Chief Executive Officer’s base salary was reduced by 25%; David Williams, the Company’s Executive Vice President and Chief Financial Officer’s base salary was reduced by 20%; and Carl Sottosanti, the Company’s Executive Vice President, General Counsel and Secretary’s base salary was reduced by 20%. As a result of virtually all the Company’s properties being open for several months and a substantially improved liquidity position, on October 1, 2020, the Company entered into amendments to the employment agreements with the executive officers to restore the salaries effective as of October 1, 2020.

The above summary of the amendments to the employment agreements is qualified by reference to the amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Executive Agreement, dated October 1, 2020, by and between Penn National Gaming, Inc. and Jay A. Snowden
10.2	Second Amendment to Executive Agreement, dated October 1, 2020, by and between Penn National Gaming, Inc. and David Williams
10.3	Second Amendment to Executive Agreement, dated October 1, 2020, by and between Penn National Gaming, Inc. and Carl Sottosanti
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
Date: October 2, 2020
	By:	/s/ Carl Sottosanti
Carl Sottosanti
Executive Vice President, General Counsel and Secretary